     Exhibit 99.1
N E W S R E L E A S E

Contact:	Investor Relations Inquiries
Edmund E. Kroll, Jr.
Senior Vice President, Finance & Investor Relations
(212) 759-0382

Media Inquiries
Marcela Manjarrez-Hawn
Senior Vice President and Chief Communications Officer
(314) 445-0790

FOR IMMEDIATE RELEASE

Centene Corporation Prices Offering of Senior Notes

ST. LOUIS (November 21, 2019) - Centene Corporation (NYSE: CNC) (“Centene” or the “Company”) announced today that it has priced its offering of $7,000,000,000 aggregate principal amount of senior notes. The $7,000,000,000 of senior notes will include $1,000,000,000 aggregate principal amount of additional 4.750% senior notes due 2025 (the “Additional 2025 Notes”) at a premium to yield 3.76%, $2,500,000,000 aggregate principal amount of new 4.250% senior notes due 2027 (the “2027 Notes”) at a discount to yield 4.375% and $3,500,000,000 aggregate principal amount of new 4.625% senior notes due 2029 (the “2029 Notes” and, together with the Additional 2025 Notes and the 2027 Notes, the “Notes”). The Additional 2025 Notes will have the same terms as the Company’s existing 4.750% senior notes due 2025 (the “Existing 2025 Notes”), other than the issue date, the issue price, transfer restrictions, certain related registration rights and certain other limited exceptions. The Additional 2025 Notes will initially constitute a separate series of notes from the Existing 2025 Notes, but the Company has agreed to exchange the Additional 2025 Notes for additional Existing 2025 Notes, subject to certain conditions.

The Additional 2025 Notes priced at 102.875% of the principal amount thereof, the 2027 Notes priced at 99.160% of the principal amount thereof and the 2029 Notes priced at 100.000% of the principal amount thereof, which together will result in aggregate gross proceeds of $7,007,750,000. The offering is expected to close on or about December 6, 2019, subject to customary closing conditions.
Centene intends to use the net proceeds of the 2027 Notes and the 2029 Notes and a portion of the proceeds of the Additional 2025 Notes to finance the cash consideration payable in connection with Centene’s previously announced acquisition of WellCare Health Plans, Inc. (“WellCare”) and to pay related fees and expenses. Centene expects to use the remainder of the net proceeds of the Additional 2025 Notes for general corporate purposes, including the repayment of revolver borrowings. Centene currently expects the acquisition to be completed by the first half of 2020. The acquisition is, however, subject to customary closing conditions, and Centene cannot guarantee that the acquisition will be completed at or about such time, or at all. The closing of this offering is not conditioned on the closing of the acquisition. If the acquisition is not consummated, the Company will be required to redeem the 2027 Notes and the 2029 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to but excluding the redemption date. The Additional 2025 Notes will not be subject to a special mandatory redemption.

The Notes will be senior unsecured obligations of the Company and will be equal in right of payment with all of the Company’s existing and future senior indebtedness and will be senior in right of payment to all of the Company’s existing and future subordinated debt. The Notes will not be guaranteed by any of its subsidiaries.
The Notes will be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-United States persons outside the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration, qualification or exemption under the securities laws of any such jurisdiction.

About Centene Corporation

Centene Corporation, a Fortune 100 company, is a diversified, multi-national healthcare enterprise that provides a portfolio of services to government sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Many receive benefits provided under Medicaid, including the State Children’s Health Insurance Program (CHIP), as well as Aged, Blind or Disabled (ABD), Foster Care and Long-Term Services and Supports (LTSS), in addition to other state-sponsored programs, Medicare (including the Medicare prescription drug benefit commonly known as “Part D”), dual eligible programs and programs with the U.S. Department of Defense. Centene also provides healthcare services to groups and individuals delivered through commercial health plans. Centene operates local health plans and offers a range of health insurance solutions. It also contracts with other healthcare and commercial organizations to provide specialty services including behavioral health management, care management software, correctional healthcare services, dental benefits management, commercial programs, home-based primary care services, life and health management, vision benefits management, pharmacy benefits management, specialty pharmacy and telehealth services.
Cautionary Statement on Forward-Looking Statements of Centene
All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). In particular, these statements include, without limitation, statements about Centene’s intended use of proceeds from the offering, future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of the Merger, Centene’s recent acquisition (the “Fidelis Care Transaction”) of substantially all the assets of New York State Catholic Health Plan, Inc., d/b/a Fidelis Care New York (“Fidelis Care”), investments and the adequacy of Centene’s available cash resources.
These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.
All forward-looking statements included in this communication are based on information available to Centene on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation and expressly disclaims any obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this communication. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the Merger may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and Centene’s resources or otherwise have an adverse effect on Centene; (ii) the possibility that certain conditions to the consummation of the Merger will not be satisfied or completed on a timely basis and accordingly the Merger may not be consummated on a timely basis or at all; (iii) uncertainty as to the expected financial performance of the combined company following completion of the Merger; (iv) the possibility that the expected synergies and value creation from the Merger will not be realized, or will not be realized within the expected time period; (v) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Merger; (vi) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Merger or that the integration of WellCare will be more difficult or time consuming than expected; (vii) the risk that potential litigation in connection with the Merger may affect the timing or occurrence of the Merger, cause it not to close at all, or result in significant costs of defense, indemnification and liability; (viii) a downgrade of the credit rating of Centene’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (ix) unexpected costs, charges or expenses resulting from the Merger; (x) the inability to retain key personnel; (xi) disruption from the announcement, pendency and/or completion of the Merger, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (xii) the risk that, following the Merger, the combined company may not be able to effectively manage its expanded operations, (xiii) Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; (xiv) competition; (xv) membership and revenue declines or unexpected trends; (xvi) changes in healthcare practices, new technologies and advances in medicine; (xvii) increased healthcare costs, (xviii) changes in economic, political or market conditions; (xix) changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the Affordable Care Act (“ACA”), and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome of the District Court decision in “Texas v. United States of America” regarding the constitutionality of the ACA; (xx) rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; (xxi) Centene’s ability to adequately price products on federally facilitated and state-based Health Insurance Marketplaces; (xxii) tax matters; (xxiii) disasters or major epidemics; (xxiv) the outcome of legal and regulatory proceedings; (xxv) changes in expected contract start dates; (xxvi) provider, state, federal and other contract changes and timing of regulatory approval of contracts; (xxvii) the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE or other customers); (xxviii) the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; (xxix) challenges to Centene’s contract awards; (xxx) cyber-attacks or other privacy or data security incidents; (xxxi) the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Fidelis Care Transaction, will not be realized, or will not be realized within the expected time period; (xxxii) the exertion of Centene management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions; (xxxiii) disruption caused by significant completed and pending acquisitions, including, among others, the Fidelis Care Transaction, making it more difficult to maintain business and operational relationships; (xxxiv) the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; (xxxv) changes in expected closing dates, estimated purchase price and accretion for acquisitions; (xxxvi) the risk that acquired businesses, including Fidelis Care, will not be integrated successfully; (xxxvii) the risk that Centene may not be able to effectively manage its operations as they have expanded as a result of the Fidelis Care Transaction; (xxxviii) restrictions and limitations in connection with Centene’s indebtedness; (xxxix) Centene’s ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; (xl) availability of debt and equity financing on terms that are favorable to Centene; (xli) inflation; and (xlii) foreign currency fluctuations.

This list of important factors is not intended to be exhaustive. Centene discusses certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the Securities and Exchange Commission (the “SEC”), including the registration statement on Form S-4 filed by Centene with the SEC on May 23, 2019, and Centene’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.